Exhibit 10.3

Execution Version

CERTIFICATE OF JOINDER TO REGISTRATION RIGHTS AGREEMENT

The undersigned is executing and delivering this Certificate of Joinder (this “Joinder”) to the Registration Rights Agreement, dated as of October 20, 2021 (as amended, modified and waived from time to time, the “Registration Agreement”), by and among Global Technology Acquisition Corp. I, a Cayman Islands exempted company (the “Company”), Global Technology Acquisition I Sponsor LP, a Cayman Islands exempted limited partnership (the “Sponsor”) and each of the undersigned parties listed on the signature pages thereto. Capitalized terms used herein have the meaning set forth in the Registration Agreement.

By executing and delivering this Joinder to the Company, the undersigned hereby agrees to become a party to, to be bound by, and to comply with the provisions of, the Registration Agreement as a Holder, and is entitled to the rights of a Holder under the Registration Agreement in the same manner as if the undersigned were an original signatory to the Registration Agreement, and the undersigned will be deemed for all purposes to be a Holder thereunder. For the avoidance of doubt, the Founder Shares (as defined therein) and Private Placement Warrants (as defined therein) (together with any other equity security of the Company issued or issuable with respect to any such Founder Shares and Private Placement Warrants by way of a share dividend or share subdivision or in connection with a combination of shares, recapitalization, merger, consolidation or reorganization) shall be “Registrable Securities” under the Registration Agreement.

For the purposes of clarity, it is expressly understood and agreed that each provision contained herein is between the Company and the undersigned, solely, and not between and among the undersigned and the other shareholders of the Company signatory thereto.

Accordingly, the undersigned has executed and delivered this Joinder as of the 19th day of April, 2024.

HCG OPPORTUNITY II, LLC

By:	/s/ Thomas D. Hennessy
Name:	Thomas D. Hennessy
Title:	Authorized Person

Address:	PO Box 1036
Zephyr Cove, NV 89448

Agreed and Accepted as of

April 19, 2024

GLOBAL TECHNOLOGY ACQUISITION CORP. I

By:	/s/ Arnau Porto Dolc
Name:	Arnau Porto Dolc
Title:	Chief Executive Officer

GLOBAL TECHNOLOGY ACQUISITION I SPONSOR LP

By:	/s/ Arnau Porto Dolc
Name:	Arnau Porto Dolc
Title:	Director